Exhibit 99.1

HILTON GRAND VACATIONS TO ACQUIRE DIAMOND RESORTS, CREATING THE PREMIER LEISURE OPERATOR WITH THE BROADEST OFFERING IN THE VACATION OWNERSHIP INDUSTRY

Combines largest independent timeshare company with the strength of Hilton Grand Vacations’ brand and culture

Generates over $125 million in run-rate cost synergies, expected to be achieved in the first 24 months following close

Expands and diversifies HGV’s resort portfolio into over 20 new markets, adding additional drive-to destinations & sales centers while enhancing alignment with the Hilton network to widen customer reach

ORLANDO, Fla. (March 10, 2021) – Hilton Grand Vacations Inc. (NYSE:HGV) (“HGV” or “the Company”) today announced that it has entered into a definitive agreement to acquire Diamond Resorts

International, Inc. (“Diamond”) from funds (the “Apollo Funds”) managed by affiliates of Apollo Global Management, Inc. (NYSE:APO) (together with its consolidated subsidiaries, “Apollo”), funds managed by affiliates of Reverence Capital Partners (“Reverence”), and other Diamond stockholders, in a stock-based transaction with an equity value of approximately $1.4 billion1. Under the terms of the agreement, the Apollo Funds and other Diamond stockholders will receive 34.5 million shares of HGV common stock, subject to customary adjustments.

The acquisition will combine the strength of HGV’s brand and culture with Diamond, the largest independent timeshare operator. Diamond’s 92 leisure resorts and nearly 400,000 owners uniquely complement HGV’s 62 upscale and luxury properties and over 325,000 owners, and the combination will create the premier vacation ownership company with the broadest offering in the industry.

“I’m excited to announce our transformational agreement to add Diamond Resorts to the Hilton Grand Vacations family, accelerating our next phase of growth,” said Mark Wang, president and CEO of Hilton Grand Vacations. “This strategic combination will leverage the strengths of each company, positioning us to drive significant Net Owner Growth while enhancing efficiencies of scale and generating significant shareholder value. Diamond’s extensive regional, drive-to network of resorts and expanded demographics uniquely complement HGV’s best-in-class lead generation, world-class hospitality, and premier destinations backed by the strength of the Hilton brand. For our valued team members, owners and guests, this combination creates new opportunities to provide exciting destinations and memorable vacation experiences while continuing to provide exceptional levels of service.”

“Through this agreement, HGV and Diamond will create a new global standard of vacation ownership hospitality,” said Mike Flaskey, CEO of Diamond Resorts. “Together, we will expand Diamond’s unique events and concert platform and deliver the broadest range of world-class experiences available in the industry, providing our members and owners with additional flexibility, unforgettable vacations and experiences of a lifetime. We are thrilled to join the HGV family and look forward to achieving new heights of excellence.”

[1]	Assumes issuance of 34.5 M shares of stock at $40.32 per share

Transaction Highlights

•	Enables significant value creation from scale: combines the largest independent timeshare company with Hilton Grand Vacations’ strong brand and culture

•	Expands and diversifies HGV’s resort portfolio into over 20 new markets.

•	The combined company will have 720,000 owners, 154 resorts and 48 sales centers.

•	Diversifies HGV’s portfolio: adds additional drive-to destinations and allows HGV to leverage the Hilton network to widen customer reach

•	Doubles the number of vacation options for the combined owner base.

•	Diamond’s complementary footprint will bolster HGV’s strong network of beach, attraction-based, and urban markets, while adding new regional drive-to destinations in outdoor, desert and ski locations.

•	Broader range of pricing and product options will widen customer reach, enhancing alignment with the 112 million Hilton Honors members.

•	Accelerates launch of HGV-branded trust product offering: rebrand Diamond’s properties over time to drive revenue growth in a new customer segment

•

Combining HGV’s points-based deeded product with Diamond’s points-based trust structure will allow the Company to cater to a wider audience, attract more new buyers and drive incremental growth in a capital-efficient manner.

•

HGV’s deeded product provides premium pricing, inventory sourcing flexibility, and the ability to pre-sell projects to support strong project-level cash flow, while giving buyers and owners the value of guaranteed availability.

•

The introduction of a trust product allows for lower barriers to ownership, reduced inventory delivery volatility and inventory recycling, enabling smoother sales and upgrades while providing buyers and owners network and pricing flexibility.

•	Integrates Diamond’s innovative Events of a Lifetime® experiential sales and marketing platform that drives strong engagement and Volume Per Guest (VPG) premiums with HGV’s owner base.

•	Generates over $125 million in run-rate cost synergies, expected to be achieved in the first 24 months following close

•	Significant future revenue synergy opportunities.

•	Increases recurring EBITDA streams and drives overall cash flow, with adjusted free cash flow per share accretion in year one[2]

[2]	Excluding one-time transaction related expenses

•

The combined company is expected to generate steady-state adjusted free cash flow conversion of 50-60%, driven by its realization of cost synergies, significant inventory pipeline, acquired inventory and reduced long-term inventory spending.

•	Adding new owners embeds additional value for the company over the life of their ownership.

•	The combined company is anticipated to generate approximately 50% of Segment Adjusted EBITDA from recurring sources, including club membership fees, property management fees and financing fees.

•	Compelling valuation and deal structure facilitate financial flexibility and deleveraging

•	Significant cash flow generation is expected to allow for rapid deleverage, returning to below 3.0x within 24 months.

•	Pro-forma liquidity of $1.0 billion at year-end 2020.

Transaction Details

Under the terms of the agreement, the Apollo Funds and the other Diamond stockholders, including the Reverence Funds, are expected to receive 34.5 million shares of HGV common stock, valued at approximately $1.4 billion, subject to customary adjustments. Upon transaction close, existing HGV shareholders will own approximately 72% of the combined company and the Apollo Funds will own approximately 28% of the combined company.

The transaction, which was unanimously approved by the Board of Directors for both companies, is expected to close in the summer of 2021, subject to customary closing conditions and regulatory approvals. The issuance of HGV common stock in the transaction is subject to shareholder approval.

HGV’s management team, including President & Chief Executive Officer Mark Wang, Chief Financial Officer Dan Mathewes, and Chief Operating Officer Gordon Gurnik, will continue to serve in their current roles upon transaction close. HGV’s Board of Directors will be expanded from 7 to 9 members, and the Apollo Funds will have the right to appoint two directors as long as their equity ownership remains at or above 15% of the outstanding stock at closing and one director as long as their equity ownership remains at or above 10% of the outstanding stock at closing.

Advisors

BofA Securities is acting as exclusive financial advisor for HGV, and Alston & Bird LLP, Simpson Thacher & Bartlett LLP, and Foley & Lardner LLP are acting as legal counsel. Credit Suisse is acting as lead financial advisor and Goldman Sachs is also acting as financial advisor for Diamond, with Paul, Weiss, Rifkind, Wharton & Garrison LLP acting as legal counsel.

HGV has received financing commitments from BofA Securities, Deutsche Bank and Barclays with PJT Partners acting as capital markets advisor to HGV.

Conference Call

HGV will host a conference call for analysts and investors today at 8:30 a.m. EST.

To access the live teleconference, please dial 1-877-407-0784 in the U.S./Canada (or +1-201-689-8560 internationally) approximately 15 minutes prior to the teleconference’s start time. A live webcast will also be available by logging onto the HGV Investor Relations website at investors.hgv.com. The conference call will be webcast live and accessible by navigating to the following link: https://event.on24.com/wcc/r/3058978/5D17131468865BE0EF218C6C1EB0E6D0.

A replay will be available beginning three hours after the teleconference’s completion through March 17, 2021. To access the replay, please dial 1-844-512-2921 in the U.S. (+1-412-317-6671 internationally) using ID# 13717389. A webcast replay and transcript will be available within 24 hours after the live event at https://investors.hgv.com.

About Hilton Grand Vacations Inc.

Hilton Grand Vacations Inc. (NYSE:HGV) is recognized as a leading global timeshare company. With headquarters in Orlando, Florida, Hilton Grand Vacations develops, markets and operates a system of brand-name, high-quality vacation ownership resorts in select vacation destinations. The Company also manages and operates two innovative club membership programs: Hilton Grand Vacations Club® and The Hilton Club®, providing exclusive exchange, leisure travel and reservation services for more than 325,000 club members. For more information, visit www.hiltongrandvacations.com.

About Apollo

Apollo is a leading global investment manager with offices in New York, Los Angeles, San Diego, Houston, Bethesda, London, Frankfurt, Madrid, Luxembourg, Mumbai, Delhi, Singapore, Hong Kong, Shanghai and Tokyo, among others. Apollo had assets under management of approximately $455 billion as of December 31, 2020 in credit, private equity and real assets funds. For more information about Apollo, please visit www.apollo.com.

About Diamond Resorts

Diamond Resorts offers destinations, events and experiences to help members make a habit of breaking from the routine. From unforgettable getaways to exclusive concert series to VIP receptions and dinners, members turn to Diamond to recharge, reconnect and remind each other what matters most. Our focus on quality resorts, customer service and flexibility means members can return to a favorite resort, book a cruise to explore new countries or attend a once-in-a-lifetime event with the same level of confidence and anticipation. With access to a world of entertainment and activities, a Diamond membership ensures that people are always looking forward to vacation.

About Reverence Capital Partners

Reverence Capital Partners is a private investment firm focused on thematic investing in leading global, middle-market Financial Services businesses through control and influence oriented investments in 5 sectors: (1) Depositories and Finance Companies, (2) Asset and Wealth Management, (3) Insurance, (4) Capital Markets and (5) Financial Technology/Payments. The firm was founded in 2013, by Milton Berlinski, Peter Aberg and Alex Chulack, who collectively bring over 90 years of advisory and investing experience across a wide range of financial services sectors. For more information visit www.reverencecapital.com

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements convey management’s expectations as to our future, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time we make such statements. Forward-looking statements include all statements that are not historical facts, including those related to our revenues, earnings, cash flow and operations, and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” predicts,” “intends,” “plans,” “estimates,” “anticipates” “future,” “guidance,” “target,” or the negative version of these words or other comparable words.

We caution you that our forward-looking statements involve known and unknown risks, uncertainties and other factors, including those that are beyond our control, that may cause our actual results, performance or achievements to be materially different from the future results. Factors that could cause our actual results to differ materially from those contemplated by our forward-looking statements include: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from HGV’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on HGV’s relationships, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; the material impact of the COVID-19 pandemic on our business, operating results, and financial condition; the extent and duration of the impact of the COVID-19 pandemic on global economic conditions; our ability to meet our liquidity needs; risks related to our indebtedness; inherent business risks, market trends and competition within the timeshare and hospitality industries; our ability to successfully source inventory and market, sell and finance VOIs; default rates on our financing receivables; the reputation of and our ability to access Hilton brands and programs, including the risk of a breach or termination of our license agreement with Hilton; compliance with and changes to United States and global laws and regulations, including those related to anti-

corruption and privacy; risks related to our acquisitions, joint ventures, and other partnerships; our dependence on third-party development activities to secure just-in-time inventory; the performance of our information technology systems and our ability to maintain data security; regulatory proceedings or litigation; adequacy of our workforce to meet our business and operation needs; our ability to attract and retain key executives and employees with skills and capacity to meet our needs; and natural disasters or adverse geo-political conditions. Any one or more of the foregoing factors could adversely impact our operations, revenue, operating margins, financial condition and/or credit rating.

For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HGV’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2021, as such information may be updated from time to time in our annual reports, quarterly reports, current reports and other filings we make with the Securities and Exchange Commission.

HGV’s forward-looking statements speak only as of the date of this communication or as of the date they are made. HGV disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of Diamond Resorts by HGV. In connection with the proposed merger transaction, HGV will file with the SEC and furnish to HGV’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and HGV’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through HGV’s website at https://investors.hgv.com/. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of HGV may be deemed “participants” in the solicitation of proxies from stockholders of HGV in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of HGV in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on March 26, 2020.

Non-GAAP Financial Measures

This press release includes discussions of terms that are not recognized terms under U.S Generally Accepted Accounting Principles (“GAAP”), and financial measures that are not calculated in accordance with GAAP, such as Adjusted EBITDA. We derived any non-GAAP financial measures from our audited consolidated financial statements, and Dakota Holdings, Inc.’s financial statements. We believe such non-GAAP measures provide useful information to our investors about us and our financial condition and results of operations since these measures are used by our management to evaluate our operating performance and by securities analysts and investors as common financial measures for comparison purposes in our industry. See our most recent Annual Report on Form 10-K for a more detailed discussion of the meanings of these terms, our reasonings for providing non-GAAP financial measures and full reconciliations of these measures to the most directly comparable GAAP financial measure.

HGV Investor Contact:

Mark Melnyk

407-613-3327

mark.melnyk@hgv.com

HGV Media Contact:

Lauren George

407-613-8431

lauren.george@hgv.com

Diamond Media Contact:

John Eddy

212-319-3451, ext. 648

diamond@goldin.com